INVESCO DIVERSIFIED FUNDS, INC.
                        INVESCO Small Company Value Fund

                      Supplement to Prospectus Dated December 1, 1998

Effective May 13, 1999, the section of the Fund's Prospectus entitled "The Fund And Its Management" is amended to (1) delete the second sentence of the sixth paragraph and (2) substitute the following in its place:

      Effective May 13, 1999, the management fee is calculated daily at the following contractual annual rates: 0.75% on the first $500 million of the Fund's average net assets; 0.65% on the next $500 million of the Fund's average net assets; 0.55% on the Fund's average net assets from $1 billion; 0.45% on the Fund's average net assets from $2 billion; 0.40% on the Fund's average net assets from $4 billion; 0.375% on the Fund's average net assets from $6 billion; and 0.35% on the Fund's average net assets from $8 billion. Prior to May 13, 1999, the advisory fee was calculated daily at the annual rate of 0.75% of the Fund's average net assets.

The section of the Fund's Prospectus entitled "Fund Services - Shareholder Accounts" is amended to (1) delete the second and third sentence of the section and (2) substitute the following in its place:

      INVESCO  no  longer  issues  certificates.   If  you  are  selling  shares
      previously   issued  in   certificate   form,  you  need  to  include  the
      certificates along with your redemption/exchange request.

The chart in the Fund's  Prospectus  entitled "How To Sell Shares" is amended to
(1) delete the "Please Remember" paragraph of the "In Writing" section and (2) substitute the following in its place:

      INVESCO no longer issues paper certificates for shares. If the shares you are selling shares represented by stock certificates, the certificates must be sent to INVESCO before we can process your redemption.

Effective June 4, 1999, the Small Company Value Fund, pursuant to approval of the shareholders of the Fund of a Plan of Reorganization and Termination at a special meeting held May 20, 1999, will be merged into INVESCO Small Company Growth Fund, a series of INVESCO Emerging Opportunity Funds, Inc.

The date of this Supplement is June 1, 1999.

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                         INVESCO DIVERSIFIED FUNDS, INC.
                           INVESCO Small Company Fund

               Supplement to Statement of Additional Information
                            Dated December 1, 1998

Effective May 13, 1999, the section of the Company's Statement of Additional Information ("SAI") entitled "The Fund and Its Management - Investment Advisory Agreement" is amended to (1) delete the second sentence of the third paragraph and (2) substitute the following paragraph in its place:

      Effective May 13, 1999, the fee is contractual and is calculated daily at the following annual rates: 0.75% on the first $500 million of the Fund's average net assets; 0.65% on the next $500 million of the Fund's average net assets; 0.55% on the Fund's average net assets from $1 billion; 0.45% on the Fund's average net assets from $2 billion; 0.40% of the Fund's average net assets from $4 billion; 0.375% of the Fund's average net assets from $6 billion; and 0.35% of the Fund's average net assets from $8 billion. Prior to May 13, 1999, the advisory fee was calculated daily at the annual rate of 0.75% of the Fund's average net assets.

Effective May 13, 1999, the section of the Company's SAI entitled "The Fund and Its Management - Sub-Advisory Agreement" is amended to add the following after the first sentence:

      Effective May 13, 1999, the following contractual breakpoints are in effect: 0.30% on the first $500 million of the Fund's average net assets; 0.26% on the next $500 million of the Fund's average net assets; 0.22% on the Fund's average net assets from $1 billion; 0.18% on the Fund's average net assets from $2 billion; 0.16% on the Fund's average net assets from $4 billion; 0.15% on the Fund's average net assets from $6 billion; and 0.14% on the Fund's average net assets from $8 billion.

Effective May 13, 1999, the section of the Company's Statement of Additional Information entitled "The Fund and Its Management - Administrative Services Agreement" is amended to (1) delete the first sentence of the third paragraph and (2) substitute the following in its place:

      As full compensation for services provided under the Administrative Services Agreement, the Fund pays a monthly fee to INVESCO consisting of a base fee of $10,000 per year, plus an additional incremental fee computed daily and paid monthly at an annual rate of 0.015% per year of the average net assets of the Fund prior to May 13, 1999 and 0.045% per year of the average net assets of the Fund effective May 13, 1999.

Effective June 4, 1999, INVESCO Small Company Value Fund, pursuant to approval of the shareholders of the Fund of a Plan of Reorganization and Termination at a special meeting held May 28, 1999, will be merged into INVESCO Small Company Growth Fund, a series of INVESCO Emerging Opportunity Funds, Inc.

The date of this Supplement is June 1, 1999.